Exhibit 10.113
                                 --------------



                          REGISTRATION RIGHTS AGREEMENT

                             DATED: October 29, 2002

         With reference to that certain Amended and Restated Promissory Note of even date herewith (the "Amended and Restated Note") by and between, S. Brewer Enterprises, Inc. a corporation ("Brewer") and COMMODORE APPLIED TECHNOLOGIES, INC., a Delaware corporation ("CXI"), whereby Brewer loaned CXI Two Hundred and Fifty Thousand Dollars ($250,00.00) and that certain Warrant of even date herewith (the "Warrant") by and between, Brewer and CXI, and in order to induce the Brewer to enter into the Amended and Restated Note and the Warrant, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. As soon as practicable following receipt by CXI of each notice that Brewer has exercised his Warrant to acquire shares of common stock of CXI, CXI shall register on a short form registration statement under the Securities Act of 1933, as amended (the "Securities Act"), not less than that number of shares of CXI Common Stock issuable to the Brewer pursuant to each such exercise of the Warrant. Such shares are referred to hereinafter as the "Registrable Securities."

         2. Until a Registration Statement has become effective under the Securities Act with respect to any Registrable Securities, each certificate representing such Registrable Securities, and all certificates and instruments issued in transfer thereof, shall be endorsed with the following restrictive legend:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED, EXCEPT IF REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE."

At such time as any Registrable Securities cease to be Registrable Securities pursuant to Section 1, CXI shall, upon the request of any Stockholder with respect to such securities, issue to such Stockholder a replacement certificate without such legend in exchange for any certificate bearing such legend.



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Execution Copy October 29, 2002
Registration Rights Agreement Brewer Warrant for Loan Extension
Page 2 of 4
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         3.  If  any  of  a  Brewer's  Registrable   Securities  are  registered
hereunder, CXI shall furnish to such Stockholder, at CXI's expense, such number of copies of the Registration Statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as Brewer may reasonably requests.

         4. If any of Brewer's Registrable Securities are registered hereunder, CXI shall promptly, at CXI's expense, use its reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as Brewer may reasonably request, except that CXI shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

         5. If Brewer's Registrable Securities are registered hereunder, CXI shall notify Brewer, promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed.

         6. If Brewer's Registrable Securities are registered hereunder, CXI shall advise Brewer, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Securities Exchange Commission (the "Commission") suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         7. If Brewer's Registrable Securities are registered hereunder, (a) CXI agrees to bear all Commission registration and filing fees, printing and mailing expenses, NASD filing fees and expenses incurred by any person or entity in connection therewith, fees, disbursements of counsel and accountants for CXI and any underwriters, brokers and dealers and all expenses and fees incident to an application for listing the shares of CXI Common Stock on the American Stock Exchange, and (b) Brewer agrees to bear, pro rata (or as they may otherwise agree), all fees and disbursements of counsel for Brewer and any discounts, commissions and fees of any underwriters, brokers and dealers with respect to the Registrable Securities sold in connection with such registration.

         8. (a) CXI hereby agrees to indemnify and hold harmless Brewer from and against, and agrees to reimburse Brewer with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which Brewer may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not


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Execution Copy October 29, 2002
Registration Rights Agreement Brewer Warrant for Loan Extension
Page 3 of 4
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misleading;  provided, however, that CXI shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by Brewer for use in the preparation thereof.

         (b) Brewer hereby agrees to indemnify and hold harmless CXI, its officers, directors, legal counsel and accountants and each person or entity who controls CXI within the meaning of the Securities Act, from and against, and agrees to reimburse CXI, its officers, directors, legal counsel, accountants and controlling persons or entities with respect to any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which CXI, its officers, directors, legal counsel, accountants or such controlling persons or entities may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by Brewer for use in the preparation thereof.

         (c) If any claim shall be asserted against any person or entity (an "Indemnified Person") for which such person or entity intends to seek indemnification pursuant to Section 8(a) or (b) from the other party hereto (the "Indemnifying Person"), as the case may be, such Indemnified Person shall give prompt written notice to the Indemnifying Person of the nature of such claim, but the failure to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8 unless it has been prejudiced substantially thereby. The Indemnifying Person shall have the right to conduct, at its expense, through counsel of its own choosing, which counsel is approved by the Indemnified Person (which approval may not be unreasonably withheld), the defense of any such claim, and may compromise or settle such claims with the prior consent of the Indemnified Person (which consent shall not be unreasonably withheld); provided, that (i) if the Indemnifying Person does not elect to conduct the defense of any such claim, the Indemnified Person may undertake to conduct the defense of such claim and the Indemnifying Person shall be responsible for the fees and disbursements of the Indemnified Person's legal counsel in connection with such defense and (ii) if the person or entity that is not conducting the defense desires to join in such defense, it may elect to do so at its own cost by retaining legal counsel acceptable to the person or entity conducting the defense (which acceptance shall not be unreasonably withheld).



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Execution Copy October 29, 2002
Registration Rights Agreement Brewer Warrant for Loan Extension
Page 4 of 4
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         9. The rights and privileges of this Registration  Rights Agreement may inure to the benefit of other stockholders of the Company; provided, that CXI's obligations to any one or more such stockholders shall be subject to their execution of an addendum or joinder agreement substantially similar in form and content to this Agreement.


         10. THIS AGREEMENT SHALL BE CONSTRUED (BOTH AS TO VALIDITY AND PERFORMANCE) AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH JURISDICTION


         IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of each party hereto on the date set forth above.



                                          COMMODORE APPLIED TECHNOLOGIES, INC.



                                          By: /s/ James M. DeAngelis
                                          --------------------------
                                          James M. DeAngelis, Chief Financial
                                          Officer





                                          S. BREWER ENTERPRISES, INC.



                                          By: /s/ Shelby T. Brewer
                                          ------------------------
                                          Shelby T. Brewer, President